--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SPARTON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              SPARTON CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              SPARTON CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Sparton Corporation will be held at the offices of the Corporation, 2400 East Ganson Street, Jackson, Michigan 49202, on Wednesday, October 25, 2000, at 10:00 a.m., local time, for the following purposes:

          1. To elect three directors each for a term of three years as set forth in the Proxy Statement.

          2. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on September 15, 2000 are entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors

                                            R. JAN APPEL
                                            Secretary

September 27, 2000

                                   IMPORTANT

     All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend in person, you are urged to sign and date the Proxy enclosed and return it promptly in the envelope provided. This will assure your representation and a quorum for the transaction of business at the meeting. If you do attend the meeting in person, the Proxy will not be used if you so request by revoking it as described on page 3 of the Proxy Statement.

                              SPARTON CORPORATION
                            2400 East Ganson Street
                            Jackson, Michigan 49202

                               ------------------

                                PROXY STATEMENT

                               ------------------

     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2000

                                  SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SPARTON CORPORATION, an Ohio corporation (the "Company"), of proxies for use at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 2400 East Ganson Street, Jackson, Michigan 49202, on October 25, 2000 at 10 a.m., local time, and at any and all adjournments thereof. The cost of solicitation will be paid by the Company. In addition, officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile or other means, without additional compensation. This Proxy Statement and the form of Proxy are being mailed to shareholders on or about September 27, 2000.

     At the meeting, the Company's shareholders will act upon the election of three (3) directors each to serve for a three (3) year term until the annual meeting held in the year 2003 or until their successors are elected and qualified, as described in more detail in this Proxy Statement.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     In accordance with the Code of Regulations of the Company, the Board of Directors has fixed the close of business on September 15, 2000, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date will be entitled to vote.

     As of September 15, 2000, the record date for the Annual Meeting, the Company had outstanding 7,828,090 shares of Common Stock, each entitled to one vote at the Annual Meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Company. As of September 1, 2000, the persons named in the following table were known by the management to be the beneficial owners of more than 5% of the Company's outstanding Common Stock:

                                   AMOUNT AND
                                     NATURE
        NAME AND ADDRESS          OF BENEFICIAL                   PERCENT
      OF BENEFICIAL OWNER           OWNERSHIP                     OF CLASS
      -------------------         -------------                   --------
John J. Smith(l)
  1839 S. Walmont
  Jackson, Michigan 49203           2,424,200(2)                   30.97%(2)

Lawson K. Smith(l)
  2900 Thornhills, S.E.,
  Apt. #309
  Grand Rapids, Michigan 49546        672,046(3)                    8.59(3)

                                   AMOUNT AND
                                     NATURE
        NAME AND ADDRESS          OF BENEFICIAL                   PERCENT
      OF BENEFICIAL OWNER           OWNERSHIP                     OF CLASS
      -------------------         -------------                   --------
Bradley O. Smith(1)
  6043 N. Gatehouse, S.E
  Grand Rapids, Michigan 49546        407,054(4)                    5.20

Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, llth Fl
  Santa Monica, California 90401      539,000(5)                    6.89(5)

---------------

(1) Mr. John J. Smith and Mr. Lawson K. Smith are brothers. Mr. Bradley O. Smith is the son of Mr. Lawson K. Smith and the nephew of Mr. John J. Smith.

(2) Includes 1,825,100 shares owned by Mr. John J. Smith. An additional 280,000 shares are held by trusts over which Mr. Smith has voting control. The amount also includes 319,100 shares held by the Company's retirement pension plan as to which Mr. Smith holds voting and investment power in his capacity as chief executive officer of the Company. Mr. Smith has no financial interest and disclaims any beneficial interest in these 319,100 shares.

(3) Includes 361,506 shares and 310,540 shares held by the Lawson K. Smith Trust and Margaret E. Smith Trust, respectively. Mr. Lawson K. Smith and his wife, Margaret E. Smith, have voting and investment control over the shares held in the trusts bearing their names.

(4) Includes 146,715 shares owned individually by Mr. Bradley O. Smith, 197,549 shares owned by Mr. Smith jointly with his wife, 11,090 shares owned by his wife, Sharon A. Smith and 51,700 shares over which Mr. Smith holds voting and investment power.

(5) According to information included in the Form 13G Report filed as of December 31, 1999, by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, Dimensional is deemed to have beneficial ownership of 539,000 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

     As of September 1, 2000, the following table shows the shares of the Company's Common Stock beneficially owned by the Named Executives identified in the Compensation Table shown later in this Proxy Statement and all officers and directors of the Company as a group (16 persons):

                                            AMOUNT AND NATURE OF     PERCENT OF
                   NAME                     BENEFICIAL OWNERSHIP      CLASS(7)
                   ----                     ---------------------    ----------
John J. Smith                                    2,424,200(1)          30.97%
David W. Hockenbrocht                               88,202(2)           1.12
Richard D. Mico                                     24,500(3)            .31
Douglas E. Johnson                                  20,000(4)            .26
Richard L. Langley                                  22,200(5)            .28
All Officers and Directors                       3,011,086(6)          38.11

---------------

(1) Reference is made to note (2) on page 2.

(2) Includes 32,000 shares which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days.

(3) Includes 7,500 shares which Mr. Mico has the right to acquire pursuant to options exercisable within 60 days.

(4) Includes 15,000 shares which Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days.

(5) Includes 7,500 shares which Mr. Langley has the right to acquire pursuant to options exercisable within 60 days.

(6) Includes shares under options held by all officers and directors exercisable within 60 days.

(7) Calculation is based on total shares outstanding plus the shares subject to options exercisable within 60 days as described in this Proxy Statement.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation with the Chairman or Secretary of the Company, at or before the Annual Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman or Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Unless revoked, the shares represented by the enclosed Proxy will be voted at the meeting in accordance with any specification made thereon, if the Proxy is returned properly executed and delivered in time for voting. Unless otherwise specified, the Proxy will be voted "FOR" the election of the three (3) director nominees.

     Management does not intend to present, and does not know of anyone who intends to present, any matters at the meeting to be acted upon by the shareholders not referred to in the Notice and this Proxy Statement. If any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

     The shareholders of the Company have cumulative voting rights in the election of directors at the Annual Meeting if notice in writing is given by any shareholder to the Chairman, President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the Annual Meeting that the shareholder desires that the voting at such election shall be cumulative. An announcement of the giving of such notice shall be made upon the convening of the Annual Meeting by the Chairman or Secretary.

     If voting at the Annual Meeting is cumulative, each shareholder will have the right to cast that number of votes which equals the number of shares owned by the shareholder multiplied by the number of directors to be elected, and the shareholder may cast all such votes for one candidate or distribute such votes among any number of candidates as the shareholder elects. The actual number of shares required for election of a candidate will vary depending upon the total number of shares voted. However, shareholders owning 1,957,023 shares, or approximately 25% of the Company's outstanding shares, could elect at least one director to the class of three directors to be elected at the 2000 Annual Meeting if there are four nominees.

                             ELECTION OF DIRECTORS

     The following directors whose terms of office expire at the Annual Meeting, Messrs. James N. DeBoer, David W. Hockenbrocht and Rory B. Riggs, are nominees each for election to a three (3) year term expiring in 2003. The following portion of this Proxy Statement contains additional information about these nominees.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the three (3) individuals who receive the greatest number of votes cast by the holders of Common Stock will be elected as directors. Shares not voted at the Annual

Meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

     It is believed that all three (3) nominees are, and will be at the time of the Annual Meeting, available for election; and, if elected, will serve. However, in the event one or more of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for such substitute nominee or nominees as the persons named in the proxy may in their discretion select.

     In the following table, the column "Amount and Nature of Beneficial Ownership" relates to common shares of the Company beneficially owned by the directors and nominees as of September 1, 2000, and is based upon information furnished by them.

                                                                        HAS
                                                                       SERVED     AMOUNT AND
                                                                        AS A        NATURE
                                                                      DIRECTOR   OF BENEFICIAL   PERCENT OF
NAME                    AGE           PRINCIPAL OCCUPATION             SINCE     OWNERSHIP (1)   CLASS (1)
----                    ---   -------------------------------------   --------   -------------   ----------
                       NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 2003

James N. DeBoer........ 75    Partner, law firm of Varnum,              1971           4,370         .06%
                              Riddering, Schmidt & Howlett, LLP,
                              Grand Rapids, Michigan.

David W.                65    President and Chief Operating Officer     1978          88,202(2)     1.12
  Hockenbrocht.........       of Sparton Corporation, Jackson,
                              Michigan.

Rory B. Riggs.......... 47    President and a Director of               1994             -0-         -0-
                              Biomatrix, Inc., Richfield, New
                              Jersey, a medical biotechnology
                              company since 1997, and President,
                              ITIM Corporation, New York, New York,
                              an investment advisory and venture
                              capital firm since 1991.

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2001

John J. Smith.......... 88    Chairman of the Board and Chief           1950       2,424,200(3)    30.97
                              Executive Officer of Sparton
                              Corporation, Jackson, Michigan.

W. Peter Slusser....... 71    President, Slusser Associates, Inc.,      1997           1,000         .01
                              Investment Banking, New York, New
                              York.

Bradley O. Smith....... 55    Private Investor since May 1998. For      1998         407,054(4)     5.20
                              the preceding 24 years, owner and
                              President of Tracy Products, Inc., an
                              automotive metal stamping company,
                              Ionia, Michigan.

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2002

Robert J. Kirk......... 87    Financial Consultant, Toledo, Ohio        1978           6,000         .08

William I. Noecker..... 51    Director of Program Management,           1998              40         -0-
                              Fisher Dynamics Corp., St. Clair
                              Shores, Michigan since 1996. Chairman
                              of Brasco International Inc.,
                              Detroit, Michigan since 1993.

---------------

(1) Unless otherwise indicated by footnote, each director or nominee has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

(2) Reference is made to note (2) on the bottom of page 2.

(3) Reference is made to note (2) on page 2.

(4) Reference is made to note (4) on page 2.

     Mr. Bradley O. Smith is the son of Mr. Lawson K. Smith, former Secretary and Director, and the nephew of Mr. John J. Smith. There are no other family relationships between the nominees and the directors. Except as noted, the principal occupations referred to have been held by the foregoing nominees and directors for at least five years.

     Mr. W. Peter Slusser is a director of Ampex Corporation and Tyco International Ltd.

     The Board of Directors, which had four (4) meetings during the past year, has standing Audit, Compensation and Executive Committees. There is no Nominating Committee.

     The Audit Committee met two (2) times last year and consisted of Messrs. Robert J. Kirk, Bradley O. Smith and William I. Noecker. This committee oversees accounting and internal control matters. The Committee consults with the independent accountants and reviews their audit and other work. The Committee also consults with the Chairman of the Board, President and Treasurer and reviews Sparton's internal controls and compliance with policies.

     The Compensation Committee, which met once last year and consisted of Messrs. John J. Smith, David W. Hockenbrocht, Rory B. Riggs, W. Peter Slusser and James N. DeBoer, establishes the remuneration, including stock options, to be paid or offered to the Company's executive officers.

     The Executive Committee, which consisted of Messrs. John J. Smith, David W. Hockenbrocht, James N. DeBoer, Rory B. Riggs and Bradley O. Smith, did not meet last year.

     All Directors attended at least 75% of the meetings of the Board and committees on which they serve except Mr. Rory B. Riggs, who attended 25% of the Board Meetings held and did not attend the one Compensation Committee meeting held last year.

     Directors who are not employees of the Company are compensated at the rate of $350 per month and $500 for each directors' meeting attended. Members of the Audit Committee receive $500 for each Audit Committee meeting attended. Directors who are employees of the Company receive $350 for each directors' meeting attended.

     The Executive Compensation Committee Report and Performance Graph set forth herein are not deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.
                ------------------------------------------------

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables provide certain data and information on the compensation of the Company's Chief Executive Officer and its four most highly compensated executive officers (other than the CEO) whose annual salary and bonus exceeded $100,000 (collectively referred to as the "Named Executives"). This report addresses the Company's compensation policies and programs for the year ended June 30, 2000, the details of which are reflected in the tables set forth in the following pages of this Proxy Statement. The Company's and the Board's policies and practices pertaining to the compensation of executive officers and management have been in effect for a number of years.

EXECUTIVE COMPENSATION COMMITTEE REPORT

     Decisions on the compensation of the Company's executive officers are made by the Board's Compensation Committee. This Committee is composed of Mr. John J. Smith, Chairman of the

Board and Chief Executive Officer, Mr. David W. Hockenbrocht, President and Chief Operating Officer and three non-employee directors; Messrs. Riggs, Slusser and DeBoer.

     The Company has long-established policies and practices intended to compensate its salaried employees in a manner that will enable the Company to attract, retain and motivate them to accomplish corporate goals and objectives. These policies and practices encourage management to remain dedicated to the maximization of shareholder value.

     The Company's compensation program is comprised of several elements: cash compensation (including salary and incentive bonus), incentive stock options and defined benefit and defined contribution retirement plans. Reflective of the Company's goal of relating compensation to corporate performance, the incentive bonus compensation plan permits certain executive officers to earn additional compensation if the pretax earnings of their operating unit is in excess of an established goal. The performance goals for this plan are reviewed and approved annually by the Compensation Committee. In addition, at the discretion of the Committee, bonuses may be paid in addition to or in lieu of bonuses earned under the incentive bonus plan based on the Committee's evaluation of the employee's individual performance, level of responsibility and experience. During the past fiscal year, there were no discretionary bonuses or bonuses under the incentive bonus compensation plan paid to the Named Executives.

     The Company's Chief Executive Officer has been compensated pursuant to employment agreements that have been in existence since 1950. A description of the current employment agreement and related compensation of the Company's Chief Executive Officer is set forth below under the caption "Employment Agreement and Related Compensation."

James N. DeBoer                      W. Peter Slusser
David W. Hockenbrocht                John J. Smith
Rory B. Riggs

EMPLOYMENT AGREEMENT AND RELATED COMPENSATION

     An employment agreement with Mr. John J. Smith, the Company's Chief Executive Officer, expired on June 30, 1997. In September 1998, that agreement was extended for an additional three years, effective July 1, 1997 and ended June 30, 2000. Mr. Smith's annual salary is set at $302,969 for each of these three years. According to its terms, the Board of Directors will consider a discretionary bonus at the end of each fiscal year. For fiscal 2000, Mr. Smith received no discretionary bonus.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. John J. Smith and Mr. David W. Hockenbrocht are members of the Compensation Committee and as such participate in establishing compensation for executives of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table shows certain compensation information for the Named Executives for services rendered in all capacities during the fiscal years ended June 30, 2000, 1999 and 1998.

                              ANNUAL COMPENSATION

                                                                            ALL OTHER
     NAME AND PRINCIPAL POSITION        FISCAL YEAR    SALARY     BONUS    COMPENSATION
     ---------------------------        -----------   --------   -------   ------------
John J. Smith                              2000       $302,969   $   -0-      $1,400(1)
Chairman of the Board and                  1999        302,969       -0-       1,400(1)
Chief Executive Officer                    1998        302,969       -0-       1,750(1)

David W. Hockenbrocht                      2000        270,000       -0-       2,801(2)
President and Chief                        1999        235,000    35,000       1,400(1)
Operating Officer                          1998        210,384    35,000       1,750(1)

Richard D. Mico, Vice                      2000        118,000       -0-       5,476(3)
President and General                      1999        114,005     5,000       2,666(3)
Manager                                    1998        110,628       -0-       3,046(3)

Douglas E. Johnson, Vice                   2000        128,479       -0-         835(3)
President and General                      1999        117,590    31,617         -0-
Manager                                    1998        108,860    27,000         -0-

Richard L. Langley                         2000        115,820       -0-         594(3)
Vice President and Treasurer               1999         98,060    10,000         -0-
                                           1998         95,300     5,000         -0-

---------------

(1) Directors fees.

(2) Directors' fees of $1,400 plus Company contribution to defined contribution benefit plan of $1,401.

(3) Company contributions to the employee's defined contribution benefit plan.

     OPTION GRANTS IN LAST FISCAL YEAR

     There were no options granted to any of the Named Executives for the fiscal year ended June 30, 2000. By action of the Board of Directors, Mr. Hockenbrocht's option for 32,000 shares was extended for three years under the same terms and conditions, expiring on August 28, 2002.

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information, with respect to the Named Executives, concerning the exercise of stock options or stock appreciation rights ("SARs") during the year and unexercised options and SARs held at June 30, 2000.

                      AGGREGATED OPTION/SARS EXERCISES IN
                      LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES
                                                         UNDERLYING              VALUE OF UNEXERCISED IN THE
                                                 UNEXERCISED OPTIONS/SARS AT    MONEY OPTIONS/SARS AT FISCAL
                                                       FISCAL YEAR-END                   YEAR-END(L)
                         SHARES                 -----------------------------   -----------------------------
                        ACQUIRED      VALUE
        NAME           ON EXERCISE   REALIZED   EXERCISEABLE   UNEXERCISEABLE   EXERCISEABLE   UNEXERCISEABLE
        ----           -----------   --------   ------------   --------------   ------------   --------------
John J. Smith              -0-         $-0-           -0-            -0-            $-0-            $-0-
David W. Hockenbrocht      -0-          -0-        32,000            -0-             -0-             -0-
Richard D. Mico            -0-          -0-         7,500          2,500             -0-             -0-
Douglas E. Johnson         -0-          -0-        15,000          5,000             -0-             -0-
Richard L. Langley         -0-          -0-         7,500          2,500             -0-             -0-

---------------

(1) The closing price of the Company's Common Stock was $4.125 at June 30, 2000, which price was less than the exercise price of outstanding stock options.

RETIREMENT PROGRAMS

     The Company maintains a defined benefit retirement plan for domestic employees of the Company which provides for monthly pensions following retirement. During the past year, no cash contributions were made by the Company to the plan as in the judgment of the Company's independent actuaries, the pension plan was fully funded. The plan provides a basic benefit of $2.25 per month for each year of credited service up to a maximum of $90 per month. In addition, for those participants who contribute 5% of their monthly compensation (excluding bonuses) per month, the plan provides for an additional monthly pension amount equal to 1 1/2% of the participant's final five year average monthly compensation (excluding bonuses) times the participant's years of contributory credited service to a maximum of 30 years.

     Effective April 1, 2000, the Company amended its defined benefit retirement plan to determine benefits by a cash balance formula. Under the cash balance formula, each participant has a benefit equal to their cash balance account which is credited yearly with 2% of their salary, as well as the interest earned on their previous year-end account balance. Service under the Company's prior salary-based formula was frozen as of March 31, 2000, and the benefit formula amended to calculate the monthly pension based upon the participant's final five-year average earnings as defined.

     The following table shows the estimated annual retirement benefits, payable under the prior salary-based formula, in specified remuneration and service classifications upon normal retirement at age 65. The benefits shown are not subject to any deduction for Social Security or other offset amounts. The maximum amount of annual compensation allowed to be included in determining final average compensation has been limited by Federal statute to $160,000 for 2000. This amount is subject to future adjustment by the Internal Revenue Service.

FINAL 5-YEAR AVERAGE    YEARS OF CONTRIBUTORY AND CREDITED SERVICE AT AGE 65
   ANNUAL EARNINGS      ----------------------------------------------------
 (EXCLUDES BONUSES)        10         15         20         25         30
--------------------    --------   --------   --------   --------   --------
      $ 60,000          $ 9,270    $13,905    $18,540    $23,175    $27,810
        80,000           12,270     18,405     24,540     30,675     36,810
       100,000           15,270     22,905     30,540     38,175     45,810
       120,000           18,270     27,405     36,540     45,675     54,810
       140,000           21,270     31,905     42,540     53,175     63,810
       160,000           24,270     36,405     48,540     60,675     72,810
       180,000           27,270     40,905     54,540     68,175     81,810

     The following Named Executives have years of contributory credited service and current annual earnings under the plan as of June 30, 2000:

                       YEARS OF CONTRIBUTORY   CURRENT ANNUAL EARNINGS
       OFFICER           CREDITED SERVICE         (EXCLUDING BONUS)
       -------         ---------------------   -----------------------
David W. Hockenbrocht          22.25                  $270,000
Douglas E. Johnson             11.75                   124,000
Richard L. Langley             13.75                   115,000

Mr. John J. Smith does not participate in the Company's retirement plans. Mr. Richard D. Mico did not participate in the Company's defined benefit retirement plan prior to conversion to the cash balance formula.

     In addition to benefits payable under the salary-based formula of the defined benefit plan, benefits are available under the cash balance formula. Estimated lump sum benefits equal to their cash balance account under the cash balance formula upon retirement at age 65 (or June 30, 2000 if the individual is currently age 65 or older) for Messrs. Hockenbrocht, Johnson, Langley, and Mico are $800, $49,000, $31,500, and $600, respectively, assuming each Named Executive receives no pay increase. These cash balances have been credited with interest at a rate of 6.15% per annum.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company's directors and executive officers, as well as any person holding more than ten percent of a registered class of the Company's equity securities, are required to report any changes in their ownership of the Company's securities to the Securities and Exchange Commission and the New York Stock Exchange. To the Company's knowledge, all required reports were properly filed by such persons during the fiscal year ended June 30, 2000, except that Mr. Michael G. Woods' Report on Form 3 was delinquent.

PERFORMANCE GRAPH

     The following is a line-graph presentation comparing cumulative, five-year shareholder returns, on an indexed basis, of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and the Electronics Component of the NASDAQ. The comparison assumes a $100 investment on June 30, 1995, and the reinvestment of dividends.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
            SPARTON CORPORATION, S&P 500 INDEX AND INDUSTRY INDEXES
                          (INDEX JUNE 30, 1995 = 100)
[COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN]

                                                         NASDAQ                   S&P 500 INDEX            SPARTON CORPORATION
                                                         ------                   -------------            -------------------
1995                                                       100                         100                         100
1996                                                       106                         123                          83
1997                                                       174                         163                         232
1998                                                       172                         209                         162
1999                                                       306                         252                         117
2000                                                       759                         267                          80

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. W. Peter Slusser's investment banking firm, Slusser Associates, Inc., represented the Company with respect to the unsuccessful sale of Sparton Engineered Products, Inc., Flora Group. Slusser Associates received $10,000 for services and expenses with respect to the Flora Group in fiscal 1999. Slusser Associates also received an investment banking fee of $237,500 from Cybernet Systems, Inc. in 1999 in connection with the private placement of common stock of Cybernet. Sparton Corporation acquired 64% of the total placement for $3,000,000. Mr. John J. Smith and Mr. W. Peter Slusser are members of the Board of Directors of Cybernet Systems, Inc.

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the Company's independent auditors for many years, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS -- 2001 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders of the Company must be received by the Company not later than May 31, 2001, at its principal executive offices, 2400 East Ganson Street, Jackson, Michigan 49202, Attention: Secretary, for inclusion in the Proxy Statement and Proxy relating to the 2001 Annual Meeting of Shareholders. Proxies solicited by management will be entitled to exercise discretionary voting authority on any shareholder proposals, other than those included in the Proxy Statement and Proxy relating to the 2001 Annual Meeting of Shareholders, unless the Company receives notice of such proposal at the above address on or before August 13, 2001.

                                          By Order of the Board of Directors

                                          R. JAN APPEL,
                                          Secretary

Dated: September 27, 2000

     September 27, 2000

     Dear Shareholder,

     The Annual Meeting of your Company will be held on October 25, 2000. At the meeting, we will be electing three directors each for a term of three years as set forth in the Proxy Statement.

     We ask that you please give us your support by signing, dating and returning the attached proxy card in the postage paid envelope as soon as possible. Your vote is important, regardless of the number of shares that you own.

     If your shares are held in the name of a bank or brokerage firm, only that firm can execute a proxy on your behalf. Please contact the person responsible for your account with your voting instructions.

     Very truly yours,

     John J. Smith, Chairman
                                    DETACH PROXY CARD HERE
 -------------------------------------------------------------------------------
      REVOCABLE PROXY               SPARTON CORPORATION

      John J. Smith, Bradley O. Smith and R. Jan Appel, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SPARTON CORPORATION on October 25, 2000 at 10:00 A.M., local time, and any and all adjournments thereof, and to vote thereat as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and as described in the Proxy Statement. If no direction is made, this Proxy will be voted "FOR" the election of all nominees as described in Item 1.

      The Board of Directors recommends a vote "FOR" the election of the three named nominees.

                                                                                  FOR                           WITHHELD
         1.  Election of Directors:      James N. DeBoer
                                                                               ---------                      ------------
                                         David W. Hockenbrocht
                                                                               ---------                      ------------
                                         Rory B. Riggs
                                                                               ---------                      ------------
         2.  To transact such other business that may properly come before the meeting or at any adjournments thereof.

     SIGNATURE(S)  _____________________ Dated:  ___________

     SIGNATURE(S)  _____________________ Dated:  ___________

     Please sign and date this Proxy exactly as your name(s) appears herein and return in the enclosed envelope which requires no postage. If executing on behalf of a corporation, minor, etc., sign that name and add signature and capacity of authorized signer.


                                                 --------------------------
                                                 IMPORTANT: THE PROMPT
                                                 RETURN OF PROXIES WILL
                                                 SAVE THE CORPORATION THE
                                                 EXPENSE OF FURTHER
                                                 REQUESTS FOR PROXIES TO
                                                 ENSURE A QUORUM AT THE
                                                 MEETING. A SELF-ADDRESSED,
                                                 POSTAGE-PREPAID ENVELOPE
                                                 IS ENCLOSED FOR YOUR
                                                 CONVENIENCE.
                                                 --------------------------